Exhibit 10.13
FIRST AMENDMENT TO LOAN FACILITY AGREEMENT AND GUARANTY

THIS FIRST AMENDMENT TO LOAN FACILITY AGREEMENT AND GUARANTY, dated as of February 23, 2023 (this “Amendment”), is entered into among Aaron’s, LLC, a Georgia limited liability company (the “Sponsor”), the Aaron’s Company, Inc., a Georgia corporation (“Holdings”), the Guarantors party hereto, the Participants party hereto and Truist Bank, as Servicer. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Amended Loan Facility Agreement (as defined below).
RECITALS
WHEREAS, the Sponsor, Holdings, the Participants and the Servicer, entered into that certain Loan Facility Agreement and Guaranty, dated as of April 1, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Loan Facility Agreement” and, the Loan Facility Agreement as amended by this Amendment, the “Amended Loan Facility Agreement”);
WHEREAS, the Sponsor has requested certain amendments be made to the Loan Facility Agreement; and
WHEREAS, the Participants (by act of the Required Participants) have agreed to such amendments, subject to the terms and conditions of this Amendment.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Introductory Paragraph and Recitals. The above introductory paragraph and recitals of this Amendment are incorporated herein by reference as if fully set forth herein.

2.    Amendments to Loan Facility Agreement.
(a)The definition of “Maximum Commitment Amount” in Section 1.1 of the Loan Facility Agreement is hereby amended and restated in its entirety to read as follows:

“Maximum Commitment Amount” shall mean Ten Million and No/100 Dollars ($10,000,000), as such amount may be reduced pursuant to Section 2.7, Section 2.9 or Article IX.

(b)Section 2.7 of the Loan Facility Agreement is hereby amended by (i) replacing the reference to “$5,000,000” therein with “$2,500,000” and (ii) replacing the reference to “$1,000,000” therein with “$500,000”.

(c)    Schedule 1.1(b) of the Loan Facility Agreement is amended to read as Schedule 1.1(b) attached hereto.

3.    Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent in each case in a manner reasonably satisfactory to the Servicer and the Required Participants (such date, the “First Amendment Effective Date”):
(a)Amendment. Receipt of a counterpart of this Amendment duly executed by each of the Credit Parties, the Required Participants and the Servicer.

(b)Fees and Attorney Costs. Receipt by the Servicer of all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of

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counsel to the Servicer) required to be reimbursed or paid by the Sponsor hereunder, under any other Operative Document and under any agreement with the Servicer, to the extent invoiced at least one (1) Business Day prior to the First Amendment Effective Date.
4.    Miscellaneous.
(a)    This Amendment shall be deemed to be, and is, an Operative Document.
(b)    Each Credit Party (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) agrees that, except to the extent set forth herein, this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Facility Agreement or the other Operative Documents or any certificates, documents, agreements and instruments executed in connection therewith and (iii) affirms all of its obligations under the Amended Loan Facility Agreement and the other Operative Documents.
(c)    Effective as of the First Amendment Effective Date, all references to the Loan Facility Agreement in each of the Operative Documents shall hereafter mean the Loan Facility Agreement as amended by this Amendment.
(d)    Each of the Credit Parties hereby represents and warrants to the Servicer and the Credit Parties that as of the First Amendment Effective Date after giving effect to this Amendment:
(i)    such Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment;
(ii)    this Amendment has been duly executed and delivered by such Credit Party and constitutes such Credit Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity);
(iii)    no consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by any Credit Party of this Amendment, other than such consents, approvals or authorizations that have been obtained; and
(iv)    such Credit Party is duly organized, validly existing and in good standing as a corporation or limited liability company, as applicable, under the laws of the jurisdiction of its organization.
(e)    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telecopy, pdf or other similar electronic transmission shall be effective as an original and shall constitute a representation that an executed original shall be delivered.
(f)    This Amendment shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of New York.
[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
SPONSOR:                    AARON’S, LLC.

By:
Name:
Title:

GUARANTORS:                THE AARON’S COMPANY, INC.,
as Holdings

By:
Name:
Title:

AARON INVESTMENT COMPANY, LLC
as a Guarantor

By:
Name:
Title:

AARON’S BUSINESS REAL ESTATE HOLDINGS, LLC, as a Guarantor

By:
Name:
Title:

AARON’S LOGISTICS, LLC,
as a Guarantor

By:
                    Name:
Title:

AARON’S US HOLDCO, INC.,
as a Guarantor

By:
                    Name:
Title:

AARON’S, LLC
FIRST AMENDMENT TO
LOAN FACILITY AGREEMENT AND GUARANTY

ENVIZZO, LLC,
as a Guarantor
By:    __________________________________
Name:
Title:

WOODHAVEN FURNITURE INDUSTRIES, LLC,
as a Guarantor
By:    __________________________________
Name:
Title:

INTERBOND RETAIL SOLUTIONS, LLC,
as a Guarantor
By:    __________________________________
Name:
Title:

RETAIL RTO SOLUTIONS, LLC,
as a Guarantor
By:    __________________________________
Name:
Title:

INTERBOND OF AMERICA, LLC,
as a Guarantor
By:    __________________________________
Name:
Title:

BRANDSMART USA OF SOUTH DADE, LLC,
as a Guarantor
By:    __________________________________
Name:
Title:

AARON’S, LLC
FIRST AMENDMENT TO
LOAN FACILITY AGREEMENT AND GUARANTY

BRANDSMART U.S.A. OF GEORGIA, LLC,
as a Guarantor
By:    __________________________________
Name:
Title:

BRANDS MART SERVICE, LLC,
as a Guarantor
By:    __________________________________
Name:
Title:

BRANDSMART USA DADELAND, LLC,
as a Guarantor
By:    __________________________________
Name:
Title:

BRANDSMART U.S.A. OF CLAYTON COUNTY, LLC,
as a Guarantor
By:    __________________________________
Name:
Title:

AARON’S, LLC
FIRST AMENDMENT TO
LOAN FACILITY AGREEMENT AND GUARANTY

SERVICER:     TRUIST BANK, as Servicer and as a Participant

By:
Name:
Title:
AARON’S, LLC
FIRST AMENDMENT TO
LOAN FACILITY AGREEMENT AND GUARANTY

SCHEDULE 1.1(b)

PARTICIPANT COMMITMENTS

Participant	Participating Commitment Amount	Pro Rata Share of Participating Commitments
Truist Bank	$10,000,000.00	100.000000000%
Total:	$10,000,000.00	100.000000000%

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